UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2013

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 26, 2013, Optical Cable Corporation (“OCC” or the “Company”) held its annual meeting of shareholders at the Green Ridge Recreation Center, 7415 Wood Haven Road, Roanoke, Virginia for the purposes of (1) electing five directors from the slate of directors nominated in accordance with OCC’s bylaws to serve until the next annual meeting of shareholders, (2) approving the Amended and Restated 2011 Stock Incentive Plan, including the reservation of an additional 500,000 common shares of the Company for issuance under the Amended and Restated 2011 Stock Incentive Plan, (3) ratifying the appointment of KPMG LLP as the independent registered public accounting firm for OCC, (4) approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers and (5) voting, on a non-binding advisory basis, on the frequency of future advisory votes on named executive officer compensation.

1. Election of Directors. Each of the following directors were elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The vote regarding such directors was as follows:

Directors	Common Share Votes For	Common Share Votes Withheld	Common Share Broker Non-Votes

Neil D. Wilkin, Jr.	3,118,071	648,804	1,936,424

Randall H. Frazier	3,097,039	669,836	1,936,424

John M. Holland	3,079,203	687,672	1,936,424

Craig H. Weber	3,109,194	657,681	1,936,424

John B. Williamson, III	2,861,312	905,563	1,936,424

2. Approval of the Amended and Restated 2011 Stock Incentive Plan, including the reservation of an additional 500,000 common shares of the Company for issuance under the Amended and Restated 2011 Stock Incentive Plan. The Amended and Restated 2011 Stock Incentive Plan was approved and 500,000 common shares of the Company were reserved for issuance under the Amended and Restated 2011 Stock Incentive Plan. The vote regarding the approval and reservation was as follows:

Number of Common Share Votes For	3,065,952

Number of Common Share Votes Against	694,952

Number of Common Share Votes Abstain	5,971

Number of Common Share Broker Non-Votes	1,936,424

3. Ratification of KPMG LLP. KPMG was ratified as the independent registered public accounting firm for OCC. The vote regarding the ratification was as follows:

Number of Common Share Votes For	5,659,777

Number of Common Share Votes Against	37,608

Number of Common Share Votes Abstain	5,914

Number of Common Share Broker Non-Votes	—

4. Approval, on a non-binding advisory basis, the compensation to the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on a non-binding advisory basis. The vote regarding the approval was as follows:

Number of Common Share Votes For	3,413,680

Number of Common Share Votes Against	333,408

Number of Common Share Votes Abstain	19,787

Number of Common Share Broker Non-Votes	1,936,424

5. Voting, on a non-binding advisory basis, on the frequency of future advisory votes on named executive officer compensation. The frequency of voting once every year on named executive compensation was approved on a non-binding advisory basis. The vote regarding the frequency was as follows:

Number of Common Share Votes For Once Every Year	2,435,477

Number of Common Share Votes For Once Every Two Years	8,402

Number of Common Share Votes For Once Every Three Years	1,272,637

Number of Common Share Votes Abstain	50,359

Number of Common Share Broker Non-Votes	1,936,424

No other matters were voted upon at the annual meeting of shareholders.

Item 7.01 Regulation FD Disclosure.

On March 26, 2013, following the formal portion of the shareholder meeting, Mr. Neil Wilkin, Chairman of the Board, President and CEO, provided a brief presentation on the Company. The material portions of the presentation are attached hereto as Exhibit 99.1.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references Section 7.01 of this Current Report on Form 8-K. All information in Exhibit 99.1 speaks as of the date thereof and the Company does not assume any obligation to update said information in the future. In addition, the Company disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

99.1	Presentation Materials from Shareholder Meeting on March 26, 2013. (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: March 27, 2013

EXHIBIT INDEX

OPTICAL CABLE CORPORATION

Current report on Form 8-K

Exhibit No.	Description of Exhibit

99.1	Presentation Materials from Shareholder Meeting on March 26, 2013. (FILED HEREWITH)